Exhibit 24

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.




                                           /s/ Orin R. Smith
                                           ---------------------------
                                           Orin R. Smith

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.




                                            /s/ Linda G. Alvarado
                                            --------------------------
                                            Linda G. Alvarado

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.



                                        /s/ Marion H. Antonini
                                        ----------------------------
                                        Marion H. Antonini

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.



                                          /s/ William R. Loomis, Jr.
                                          ----------------------------
                                          William R. Loomis, Jr.

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.



                                      /s/ James V. Napier
                                      ------------------------
                                      James V. Napier

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.



                                       /s/ Norma T. Pace
                                       -----------------------
                                       Norma T. Pace

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.



                                         /s/ Barry W. Perry
                                         ---------------------------
                                         Barry W. Perry

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.



                                        /s/ Reuben F. Richards
                                        ----------------------------
                                        Reuben F. Richards

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.



                                  /s/ Henry R. Slack
                                  ----------------------------
                                  Henry R. Slack

                              ENGELHARD CORPORATION



                                Power of Attorney


     WHEREAS, the undersigned hereby appoints Arthur A. Dornbusch, II and Orin
R. Smith, or either of them individually, his/her true and lawful attorney or attorneys with substitution and resubstitution, to execute in his/her name, place or stead in his/her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 relating to the Company's Stock Option Plan of 1999 for Certain Key Employees and the Company's Deferred Stock Plan for Nonemployee Directors and covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission, and hereby grants unto said attorneys the full power and authority to do and perform every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as he/she might or could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on June 1, 2000.



                                        /s/ Douglas G. Watson
                                        --------------------------
                                        Douglas G. Watson